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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 23, 1997


                            THE SEAGRAM COMPANY LTD.
                 -----------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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            Canada                        1-2275                          None
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
(STATE OR OTHER JURISDICTION           (COMMISSION                    (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)                IDENTIFICATION NO.)
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               1430 Peel Street, Montreal, Quebec, Canada H3A 1S9
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)




              Registrant's telephone number, including area code:

                                 (514) 849-5271
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Item 5.           Other Events.

                  On September 22, 1997, The Seagram Company Ltd. (the "Corporation") and Viacom Inc. ("Viacom") announced that they have agreed to resolve all litigation regarding jointly-owned USA Networks. Under terms of the agreement, the Corporation will acquire Viacom's 50% interest in USA Networks, including Sci-Fi Channel, for $1.7 billion in cash. The transaction, which is expected to close in the fourth quarter, is subject to customary conditions.

                  A copy of the press release is attached hereto as an exhibit and is incorporated herein by reference.



Item 7.           Financial Statements and Exhibits.

                  (c)     Exhibits

                  (99)    Press Release.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE SEAGRAM COMPANY LTD.
                                            (Registrant)



Date: September 23, 1997
                                      By: /s/ Daniel R. Paladino
                                          -------------------------------------
                                          Daniel R. Paladino
                                          Executive Vice President -- Legal and
                                             Environmental Affairs



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                                  EXHIBIT INDEX




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Exhibit                 Description of Exhibit                    Sequentially
Number                  ----------------------                    Numbered Page
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
 (99)                   Press Release.                                  6
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